Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of CNBX PHARMACEUTICALS INC. (the “Company”) on Form 10-Q for the quarter ending May 31st, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Uri Ben Or, Chief Financial Officer (Principal Financial Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the quarter ending May 31st, 2023, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the quarter ending May 31st, 2023, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2023	By:	/s/ Uri Ben Or
Uri Ben Or
Chief Financial Officer CNBX PHARMACEUTICALS INC.